CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - RUB (₽) ₽ in Millions	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Profit for the year	₽ 7,832	₽ 56,590	₽ 48,450
Items that will not be reclassified subsequently to profit or loss:
Unrecognized actuarial gain / (loss)	167	(40)	50
Items that may be reclassified subsequently to profit or loss:
Exchange differences on translating foreign operations	7,416	(2,469)	(15,104)
Net fair value (loss) / gain on financial instruments	(103)	495	(1,200)
Items that may be reclassified subsequently to profit or loss:
Exchange differences on translating foreign operations in associates	319	(810)	(1,553)
Other comprehensive income / (loss) for the year, net of income tax	7,799	(2,824)	(17,807)
Total comprehensive income for the year	15,631	53,766	30,643
Total comprehensive income / (loss) for the year attributable to:
Owners of the Company	14,638	53,218	31,268
Non-controlling interests	₽ 993	₽ 548	₽ (625)